CynergisTek Reports Improved Second Quarter 2021 Financial Results

Austin, Texas – (August 16, 2021) – CynergisTek, Inc. (NYSE AMERICAN: CTEK), a leader in cybersecurity, privacy, and compliance, today announced financial results for the three and six months ended June 30, 2021.

Q2 2021 Operational Highlights

•First Authorized Certified Third-Party Assessor Organization approved to provide CMMC assessments. CynergisTek also recently certified as a Licensed Training Provider.

•CynergisTek’s revenue pipeline strengthened with bookings increasing 70% over prior year and 24% sequentially

•Gross margin improved to 33% from cost reduction initiatives (46% including benefit of the Employee Retention Tax Credit).

•Net loss improved year over year to $0.1 million ($0.00 per share) from $2.5 million ($0.23 per share).

•Adjusted EBITDA improved to a loss of $0.6 million from $1.3 million.

“Looking ahead, the Cynergistek team is squarely focused on growth, building on our position as the trusted healthcare partner, and expanding the addressable market for our cybersecurity services.  We are rebuilding our revenue pipeline with our sales team back at full strength and healthcare providers beginning to return to more normal buying patterns to address critical cyber concerns that have been deferred during Covid. We also have a first-mover advantage with our recent approvals in CMMC, significantly expanding our potential addressable market,” said Mac McMillan, President and CEO of CynergisTek, Inc.

“The recent wins with larger healthcare and university customers, as well as a pipeline that is expanding to include additional large institutions and Fortune 500 companies, are key indicators of our progress.  We also have several small wins related to CMMC assessments, with such wins poised to expand as the Department of Defense begins to require assessments for all vendors.”

For the Three Months Ended June 30, 2021, as Compared to the Three Months Ended June 30, 2020

Revenue was $3.9 million for the three months ended June 30, 2021, as compared to $4.6 million for the same period in 2020. Managed Services revenue decreased for the three months ended June 30, 2021, by $0.8 million to $2.2 million, due to the impact of some customers canceling or delaying renewals largely because of the impact from COVID-19. Consulting and professional services revenue was $1.7 million for the three months ended June 30, 2021, as compared to $1.6 million for the same period in 2020, due to the start of a rebound in our healthcare cybersecurity business.

Gross margin was 46% of revenue due in part to the positive impact of the Employee Retention Tax Credit. Excluding the Employee Retention Tax Credit, gross margin was 33% for the three months ended June 30, 2021, as compared to 27% for the same period in 2020. This increase was a direct result of expense reductions and operational efficiencies.

SG&A expenses decreased for the three months ended June 30, 2021 by $0.8 million to $2.7 million, as compared to the same period in 2020, primarily due to a $0.6 million reduction in payroll and benefit costs because of headcount reductions, decreases in travel because of COVID-19, and a $0.2 million benefit from the Employee Retention Tax Credit.

GAAP net loss for the three months ended June 30, 2021, was $0.1 million, or $0.00 per basic and diluted share, as compared to a net loss of $2.5 million, or $0.23 per basic and diluted share, for the same period of 2020.

Non-GAAP adjusted EBITDA loss was $0.6 million for the three months ended June 30, 2021, compared to a loss of $1.3 million for the same period in 2020.

The reconciliation of GAAP to non-GAAP information can be found in the table at the end of this release, which provides the details of CynergisTek, Inc.’s non-GAAP disclosures and the reconciliation of non-GAAP information.

Use of Non-GAAP Measures

CynergisTek, Inc. (“CynergisTek” or the “Company”) prepares its consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Adjusted EBITDA (“Adjusted EBITDA”), which differs from the commonly-used “EBITDA.” In addition to adjusting net income (loss) to exclude income taxes, interest, depreciation, and amortization, Adjusted EBITDA also excludes share-based compensation, impairment charges, fair value adjustments, severance, and other cash and non-cash charges and gains.

Adjusted EBITDA is not a measure of performance as defined in accordance with GAAP. However, Adjusted EBITDA is used internally in planning and evaluating the Company’s operating performance. Accordingly, management believes that disclosure of this metric offers investors, bankers, and other stakeholders an additional view of the Company’s operations that, when coupled with the GAAP results, provides a more complete understanding of the Company’s financial results.

Adjusted EBITDA should not be considered as an alternative to loss-from-continuing-operations or net-cash-used-in-operating-activities as measures of operating results or liquidity. The Company’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies, and the measures exclude financial information that some may consider important in evaluating the Company’s performance.

Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations are (i) it does not reflect the Company’s cash expenditures, or future requirements for capital expenditures or contractual commitments, (ii) it does not reflect changes in, or cash requirements for, the Company’s working capital needs, (iii) Adjusted EBITDA does not reflect interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt, (iv) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements, (v) it does not adjust for all non-cash income or expense items that are reflected in the Company’s statements of cash flows, (vi) it does not reflect the impact of earnings or charges resulting from matters the Company considers not to be indicative of its ongoing operations, and (vii) other companies in the same industry may calculate this measure differently than the Company does, limiting its usefulness as a comparative measure.

Management believes Adjusted EBITDA facilitates operating performance comparisons from period to period by isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. These potential differences may be caused by variations in capital structures (affecting interest expense), tax positions (such as the impact on periods or companies of changes in effective tax rates or net operating losses) and the age and book depreciation of facilities and equipment (affecting relative depreciation expense). Management also presents Adjusted EBITDA because (i) management believes this measure is frequently used by securities analysts, investors and other interested parties to evaluate companies in the same industry, (ii) management believes investors will find this measure useful in assessing the Company’s ability to service or incur indebtedness, and (iii) management uses Adjusted EBITDA internally as a benchmark to evaluate the Company’s operating performance or compare the Company’s performance to that of its competitors.

Conference Call Information
Date: Monday August 16, 2021
Time: 4:30 pm ET / 1:30 pm PT
U.S.: 1-866-269-4262
International: 1-786-204-3977
Conference ID: 1559900
Webcast: http://public.viavid.com/index.php?id=146073

A replay of the call will be available from Monday August 16, 2021, 7:30 PM ET to Monday August 23, 2021, 11:59 PM ET. To access the replay, please dial 1-844-512-2921 if from the U.S. or 1-412-317-6671 if from outside the U.S. The PIN is 1559900.

About CynergisTek, Inc.

CynergisTek is a top-ranked cybersecurity consulting firm helping organizations in highly-regulated industries, including those in healthcare, government, and finance navigate emerging security and privacy issues. CynergisTek combines intelligence, expertise, and a distinct methodology to validate a company's security posture and ensure that the company’s team is rehearsed, prepared, and resilient against threats. Since 2004, CynergisTek has been dedicated to hiring and retaining experts who bring real-life experience and hold advanced certifications to support and educate the industry by contributing to relevant industry associations. For more information, visit www.cynergistek.com or follow us on Twitter or Linkedin.

Cautionary Note Regarding Forward Looking Statements

This release contains certain forward-looking statements relating to the business of CynergisTek.  These forward-looking statements are within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and can be identified by the use of forward-looking terminology such as “believes,” “expects,” “anticipates,” “would,” “could,” “intends,” “may,” “will,” or similar expressions. Such forward-looking statements involve known and unknown risks and uncertainties, including but not limited to uncertainties relating to product/services development; long and uncertain sales cycles; the ability to obtain or maintain proprietary intellectual property protection; future capital requirements; competition from other providers; the ability of the Company’s vendors to continue supplying the Company with supplies and services at comparable terms and prices; the Company’s ability to successfully compete and introduce enhancements and new features that achieve market acceptance and that keep pace with technological developments; the Company’s ability to maintain its brand and reputation and retain or replace its significant customers; cybersecurity risks and risks of damage and interruptions of information technology systems; the Company’s ability to retain key members of management and successfully integrate new executives; the Company’s ability to complete acquisitions, strategic investments, entry into new lines of business, divestitures, mergers or other transactions on acceptable terms, or at all; potential risks and uncertainties relating to the existing and ultimate impact of COVID-19, including the geographic spread, the severity of the virus, the duration of the COVID-19 outbreak, actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact, and the potential negative impacts of COVID-19 on the global economy and financial markets, and other factors that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected.   Certain of these risks and uncertainties are or will be described in greater detail in the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which are available at http://www.sec.gov.  Given the risks and uncertainties, readers should not place undue reliance on any forward-looking statement and should recognize that the statements are predictions of future results which may not occur as anticipated. Many of the risks listed above have been, and may further be, exacerbated by the COVID-19 pandemic, including its impact on the healthcare industry. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described herein, as well as others not now anticipated. CynergisTek is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Investor Relations Contact:
Paul Anthony
(949) 382-1419

InvestorRelations@CynergisTek.com

Media Contact:

Allison + Partners

Jaime Tero

(415) 755-8639

jaime.tero@allisonpr.com

CYNERGISTEK, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2021 (unaudited)	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$ 4,025,827	$ 5,613,654
Accounts receivable, net of allowance for doubtful accounts	1,970,557	2,063,136
Unbilled services	549,031	566,713
Prepaid and other current assets	1,670,699	2,032,420
Income taxes receivable	1,917,456	1,680,866
Total current assets	10,133,570	11,956,789

Property and equipment, net	301,324	541,525
Deposits	47,376	64,586
Deferred income taxes	5,025,545	4,959,125
Intangible assets, net	5,382,561	6,063,617
Goodwill	8,394,483	8,394,483
Total assets	$ 29,284,859	$ 31,980,125
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued expenses	$ 861,445	$ 1,326,919
Accrued compensation and benefits	502,713	814,830
Deferred revenue	1,525,021	1,265,864
Current portion of promissory note to related party	421,875	562,500
Current portion of operating lease liability	91,503	252,398
Total current liabilities	3,402,557	4,222,511

Long-term liabilities:
Earnout liability	-	1,300,000
Promissory note to related party, less current portion	-	140,625
Paycheck Protection Program loan	2,825,500	2,825,500
Current portion of operating lease liability	-	40,031
Total long-term liabilities	2,825,500	4,306,156

Commitments and contingencies
Stockholders’ equity:
Common stock, par value at $0.001, 33,333,333 shares authorized, 12,120,698 shares issued and outstanding at June 30, 2021, and 12,024,967 shares issued and outstanding at December 31, 2020	12,120	12,024
Additional paid-in capital	39,131,133	38,564,520
Accumulated deficit	(16,086,451)	(15,125,086)
Total stockholders’ equity	23,056,802	23,451,458
Total liabilities and stockholders’ equity	$ 29,284,859	$ 31,980,125

CYNERGISTEK, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net revenues	$ 3,875,143	$ 4,557,571	$ 8,048,664	$ 9,673,398
Cost of revenues	2,083,056	3,346,497	4,173,890	6,770,028
Gross profit	1,792,087	1,211,074	3,874,774	2,903,370
Operating expenses:
Sales and marketing	1,242,240	1,677,484	2,454,620	3,164,831
General and administrative	1,470,593	1,796,488	3,147,251	3,901,332
Change in valuation of contingent earnout	(1,300,000)	-	(1,300,000)	-
Depreciation	48,186	45,772	95,882	93,372
Amortization of acquisition-related intangibles	340,528	416,191	681,056	832,382
Finance cost for equity commitment	-	390,000	-	390,000
Total operating expenses	1,801,547	4,325,935	5,078,809	8,381,917
Loss from operations	(9,460)	(3,114,861)	(1,204,035)	(5,478,547)
Other income (expense):
Other income	11	-	11	-
Interest income	-	1,608	-	7,675
Interest expense	(17,339)	(27,320)	(37,340)	(51,607)
Total other income (expense)	(17,328)	(25,712)	(37,329)	(43,932)

Loss before provision for income taxes	(26,788)	(3,140,573)	(1,241,364)	(5,522,479)
Income tax (expense) benefit	(20,100)	685,912	279,999	1,217,195
Net loss	(46,888)	(2,454,661)	(961,365)	(4,305,284)
Deemed dividends from warrant anti-dilution provision	-	-	(5,834)	-
Net loss attributable to common shareholders	$ (46,888)	$ (2,454,661)	$ (967,199)	$ (4,305,284)

Net loss per share:
Basic	$ (0.00)	$ (0.23)	$ (0.08)	$ (0.41)
Diluted	$ (0.00)	$ (0.23)	$ (0.08)	$ (0.41)

Number of weighted average shares outstanding:
Basic	12,120,698	10,495,700	12,081,328	10,432,443
Diluted	12,120,698	10,495,700	12,081,328	10,432,443

CYNERGISTEK, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP LOSS FROM OPERATIONS TO NON-GAAP ADJUSTED EBITDA (UNAUDITED)

	Three Months Ended June 30,
	2021	2020
GAAP loss from operations	$ (9,460)	$ (3,114,861)
Adjustments:
Stock based compensation	338,272	606,265
Change in valuation of contingent earnout	(1,300,000)	-
Non-recurring restructuring and legal costs	-	350,000
Depreciation	48,186	45,772
Amortization of acquisition-related intangibles	340,528	416,191
Finance cost for equity commitment	-	390,000
Non-GAAP adjusted EBITDA	$ (582,474)	$ (1,306,633)

Non-GAAP adjusted EBITDA per share:
Basic	$ (0.05)	$ (0.12)
Diluted	$ (0.05)	$ (0.12)